SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS ESG Global Bond Fund
The fund’s Board of Directors has approved a proposal by DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and DWS International GmbH, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, effective on or about May 16, 2019.
Effective on or about May 16, 2019, the summary prospectus is supplemented as follows:
DWS International GmbH will no longer serve as subadvisor to the fund and all disclosure and references to DWS International GmbH as the fund's subadvisor are hereby deleted.
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the fund’s summary prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Joseph Bowen, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.

Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-43